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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  FORM 8-K/A-2

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number: 000-24779



                            V-TWIN ACQUISITIONS, INC.
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             (Exact name of Registrant as specified in its charter)



          District of Columbia                         52-2110338
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     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)

       1707 H St. N.W. #200
          Washington, DC                                  20006
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     (Address of principal executive offices)           (Zip Code)



(703) 437-9886
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(Issuer's telephone number)





Check whether the Issuer (1) filed all report required to be file by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)   x   YES                             NO
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(2)   x   YES                             NO
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ITEM 5.  OTHER EVENTS

V-Twin Acquisitions, Inc. has qualified, subject to certain provisions and on a preliminary basis, for floor plan financing arrangements in excess of $1,500,000 with selected finance companies representing four different manufacturers of motorcycles whose vehicles are for sale in V-Twin's first proposed asset bulk sale purchase, Cycle Sport Unlimited, Inc., of Herndon and Springfield, Virginia.

Floor plan financing allows for a motorcycle dealership to carry numerous motorcycles in their showroom, so that the motorcycles are readily available for sale. Typically, a motorcycle dealership pays interest on unsold motorcycles.

These floor plan lines have additionally been personally guaranteed by the President of the Company, Mr. Schwartzbeck, and by the Secretary of the Company, Mr. Pignatello.

These preliminary approvals from the finance companies should not be construed in any manner as a final agreement between the finance companies and V-Twin to provide floor plan financing for V-Twin. Once the execution of an Assumption Agreement between V-Twin, Cycle Sport and the four individual finance companies is completed at the closing of the Bulk Sale Asset Purchase, then the floor plan financing approval is considered effectuated and completed. The finalization of these four Assumption Agreements will result in a forthcoming Form 8-K which will provide as Exhibits the final relevant documents.

V-Twin now awaits the franchise transfer and approval from the four manufacturers prior to finalizing its Bulk Sale Agreement with Cycle Sport Unlimited, Inc.

V-Twin Acquisitions also has available the $400,000 funding amount necessary to effectuate the closing of the Cycle Sport Unlimited asset bulk sale purchase. It should be noted, however, that the four individuals who are willing to give V-Twin access to these funds have conditioned that willingness on a specific series of events.

The terms and conditions are:

1) The $400,000 amount may be used in futuro to purchase Cycle Sport, provide additional working capital, and cover letters of credit with motorcycle financing companies, if needed, and for no other use.

2) The Company will not have use of the $400,000 funds in futuro except for the purposes above, and the funds are to remain in a special account and can not be utilized without permission of the four individuals and may be used only for the purposes set forth herein.


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3) The Company must obtain fully reporting public company status by having an effective Form 10-SB registration statement with no further comment, and maintain such status after effectuating the Cycle Sport Bulk Sale purchase in order for these funds to be available.

4) The $400,000 amount must be returned at any time should the four individuals find the terms enumerated in 1) through 3) above have not been met.

5) Richard Paone will join the Board of Directors and become Chief Financial Officer of the Company upon the in futuro consummation of the Company attaining fully reporting status with an effective Form 10-SB with no further comment.

6) Assuming that all five of these above in futuro terms are met, the $400,000 funds are intended to be converted, at such future time Registrant will issue shares to these four individuals and shall likely rely on 4(2) exemption, into restricted common stock of the Company. Since these four individuals fall within the purview of sophisticated investor status, the Registrant shall likely rely on a 4(2) exemption for the proposed in futuro issuance of shares, should the above six conditions be met. Each $100,000 amount is intended to convert into 150,000 restricted common shares of the Company, and the applicable individual will likely be issued a warrant for 150,000 additional restricted common shares, such warrants being exercisable at $5.00 per share within two (2) years from the future date at which the Company completes the Bulk Sale Asset Purchase of Cycle Sport Unlimited, Inc.

Accordingly, it should be noted there is no contract, nor any contractual agreement, by, between and amongst these four individuals and V-Twin Acquisitions, Inc. allowing for the present use of the funds. Thus, it should be understood that V-Twin has neither title to these funds nor the sole ability to effectuate their use in any fashion.

These funds will not be accounted for in the financial statements of V-Twin until the six above cited conditions are met. The reason for this is that V-Twin neither owns nor has title to these funds because of the previously indicated lack of contractual agreement between the four individuals and V-Twin.

These funds, subject to the six cited conditions with those four persons providing them, may also be expended to cover letters of credit required by the floor plan financing companies and for working capital purposes in the Cycle Sport dealerships. These funds, subject to the conditions of the six cited above terms with those four persons providing them, are available to the Company for only the purposes set forth herein, and the money may be utilized from the First Virginia Bank account only with the proper authorization from a representative of the four individuals.


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These understandings should not be considered final. Should the Cycle Sport transaction not be effectuated, or the Company not pass through the "no further comment stage", these funds will be returned in full to the four individuals.

There were no securities issued by the Registrant with regards to the above referenced financing, and no individuals contributing the $400,000 are affiliates of the Company. The reason for the non-issuance of securities resulted from a November, 1998 memorandum from V-Twin's counsel citing DC Code Sections 29-217 and 29-317, as well as the decisional law found in Public Inv., Ltd. v. Bandierante Corp., 740 F 2d 1222 (DC Cir. 1984), and Johnson v. E.C. Ernst & Co., 618 F. Supp. 156 (DDC 1985) setting forth prohibitions against in futuro or third party note stock issuance.

Both Mr. Schwartzbeck and Mr. Pignatello have executed affidavits to be included in the corporate minute book of the Company to indicate that no security was issued with regard to the $400,000 funding amount, and that none will be until the terms of the verbal understandings, as set forth above, are met, thus establishing share issuance for present and not in futuro consideration.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    V-Twin Acquisitions, Inc.


April 19, 1999                      /s/ Ted L. Schwartzbeck
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                                    Ted L. Schwartzbeck
                                    President

                                    /s/ A. Jay Pignatello
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                                    A. Jay Pignatello
                                    Secretary


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